Supplement Dated January 22, 2010
To The Statement of Additional Information
Dated December 28, 2009

JNL® Investors Series Trust

On page 26, in the section entitled “Trustees and Officers of the Trust,” please delete the row for Mr. James Henry. and replace it with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
James Henry, Ph.D. (71) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present)	94
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)
Other Directorships Held by Trustee: None

This Supplement is dated January 22, 2010.

(To be used with: V6043 12/09 and V6043PROXY 12/09.)